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                                                                   EXHIBIT 23.10

                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors
Chancellor Media Corporation:

As independent public accountants, we hereby consent to the incorporation by reference of our report dated March 31, 1997 (and to all references to our Firm) in this Registration Statement on Form S-3 dated September 30, 1997 of Chancellor Media Corporation.

                                            Arthur Andersen LLP

Washington, D.C.
September 29, 1997